EXHIBIT 10.12



                         FIDELITY DIVIDEND CAPITAL INC.
                     INDEPENDENT DIRECTOR STOCK OPTION PLAN



                                    ARTICLE I
                                     GENERAL


         1.1 PURPOSE. Fidelity Dividend Capital Inc., a Maryland corporation (the "Company"), hereby adopts this Independent Director Stock Option Plan (the "Plan"). The purpose of the Plan is to foster and promote the long-term financial success of the Company by attracting and retaining outstanding non-employee directors by enabling them to participate in the Company's growth through the granting of Options (as defined in Article II) which entitle them to purchase shares of the Company's common stock, par value $.001 per share ("Shares").

         1.2 PARTICIPATION. Only directors of the Company who at the time an Option is granted are "Non-Employee Directors" as such term is defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"), or any similar rule which may subsequently be in effect (the "Independent Directors") shall receive an Option under the Plan.

         1.3 SHARES SUBJECT TO THE PLAN. Shares to be issued upon exercise of Options granted under the Plan may be issued from authorized but un-issued Shares or treasury Shares of the Company. A maximum of 300,000 Shares (the "Plan Maximum") may be issued for all purposes under the Plan (subject to adjustment pursuant to Section 3.2), and the Company shall reserve 300,000 authorized but un-issued Shares as of the date this Plan is established for issuance upon exercise of Options granted under the Plan. Any Shares reserved for issuance under Options which for any reason are canceled or terminated without having been exercised shall not be counted in determining whether the Plan Maximum has been reached. Options for fractional shares shall not be granted.

         1.4 GENDER AND NUMBER. Except when otherwise indicated by the context, words in the masculine gender when used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

                                   ARTICLE II
                               STOCK OPTION AWARDS

         2.1 AWARD OF STOCK OPTIONS. (a) Effective on the later of (i) the date on which an Independent Director becomes a member of the Board of Directors of the Company or (ii) the date this Plan is adopted by the stockholders of the Company, or (iii) the date on which the Company closes on the sale of at least 200,000 shares of its common stock pursuant to the Form S-11 Registration Statement filed by the Company with the Securities and Exchange Commission as of April 6, 2004, then each Independent Director who satisfies the conditions set forth in Section 1.2 will automatically be awarded a stock option (an "Initial Option") under the Plan to purchase 10,000 Shares (subject to adjustment pursuant to Section 3.2). Effective on the date of each Annual Meeting of Stockholders of the Company (an "Annual Meeting"), commencing with the Company's Annual Meeting in 2005, each Independent Director then in office who satisfies the conditions set forth in Section 1.2 will automatically be awarded a stock option (a "Subsequent Option" or the "Subsequent Options," collectively with the "Initial Options" referred to herein as an "Option" or "Options") to purchase 5,000 Shares (subject to adjustment pursuant to Section 3.2). The Options are not intended to qualify as "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").







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         (b) Notwithstanding any other provision of this Plan, the number of
Options to be issued pursuant to Section 2.1(a) shall be reduced or eliminated to the extent that the issuance of such Options would otherwise (i) enable the Independent Directors as a group to hold more than 10% of the outstanding Shares if such Options were exercised; (ii) result in the Company being "closely-held" within the meaning of Code Section 856(h); (iii) cause the Company to own, directly or constructively, 10% or more of the ownership interests in a tenant of the property of the Company (or of the property of one or more partnerships in which the Company is a partner), within the meaning of Code Section 856(d)(2)(B); (iv) result in a violation of any of the stock ownership and transfer restrictions imposed under the Company's Articles of Incorporation; or
(v) cause, in the opinion of counsel to the Company, the Company to fail to qualify (or create, in the opinion of counsel to the Company, a risk that the Company would no longer qualify) as a real estate investment trust within the meaning of the Code. To the extent that the issuance of Options pursuant to
Section 2.1(a) would violate any of these limitations, the number of Options to be issued to each of the Independent Directors shall be reduced pro rata (with those Options not granted pursuant to this Section 2.1(b) referred to as the "Excess Options"). To the extent that the number of Options issued to an Independent Director is reduced in any year as a result of the application of these limitations, the Excess Options shall be issued to the Independent Director in any subsequent year in which issuance of such Excess Options, after taking into account the Options to be issued to the Independent Directors in such subsequent year under Section 2.1(a), would not violate the limitations imposed by this Section 2.1(b). To the extent that the issuance of an Excess Option is delayed until a subsequent year under this Section 2.1, the Excess Option shall be treated for all purposes under this Plan as having been issued in such subsequent year.


         2.2 STOCK OPTION CERTIFICATES. The award of an Option shall be evidenced by a certificate executed by an officer of the Company.

         2.3 OPTION PRICE. The purchase price of a Share (the "Option Price") under each Initial Option granted shall be $12.00 per Share, and the Option Price under each Subsequent Option granted shall be the greater of (i) $12.00 per Share, or (ii) the Fair Market Value (as defined in Section 3.5) of a Share on the last business day preceding the date of any Annual Meeting.

         2.4 EXERCISE AND TERM OF OPTIONS. (a) Options may be exercised by the delivery of written notice of exercise and payment of the aggregate Option Price for the Shares to be purchased to the Secretary of the Company. The Option Price may be paid in cash (including check, bank draft or money order) or, unless in the opinion of counsel to the Company doing so may result in a possible violation of law, by delivery of Shares already owned by the Independent Director, valued at Fair Market Value on the date of the exercise. As soon as practicable after receipt of each notice and full payment, the Company shall deliver to the Independent Director a certificate or certificates representing the purchased Shares. An Independent Director shall have none of the rights of a shareholder until a certificate or certificates for Shares underlying the Option(s) exercised are issued and no adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate or certificates are issued.

         (b) Each certificate for Shares issued upon exercise of an Option, unless at the time of exercise such Shares are registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), shall bear the following legend:

         "NO SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION OF THESE SHARES SHALL BE MADE EXCEPT PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT REGISTRATION IS NOT REQUIRED."

         Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Act of the securities represented thereby) shall also bear the above legend unless, in the opinion of such counsel as shall be reasonably approved by the Company, the securities represented thereby no longer need be subject to such restrictions.



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         Each certificate for Shares issued upon exercise of an Option shall also bear any legends required by the Company's Articles of Incorporation and the transferability of the certificate and the Shares represented thereby shall be subject to the restrictions contained in the Company's Articles of Incorporation.

         (c) Options granted hereunder shall lapse on the first to occur of (i) the fifth (5th) anniversary of the date of grant, (ii) the removal for cause of the Independent Director as a Director of the Company, or (iii) three (3) months following the date the Independent Director ceases to be a Director of the Company for any reason, except death or disability, as provided below. In the event such Option or Options have not lapsed prior thereto due to occurrence of one of the foregoing events, an Independent Director's Initial Option shall (subject to Section 3.1) become exercisable as follows: (i) 20% of the shares on the date of grant, (ii) an additional 20% of the shares on each anniversary following the date of grant for a period of four (4) years until 100% of the shares become exercisable. In the event such Options have not lapsed prior thereto, an Independent Director's Subsequent Options shall (subject to Section 3.1) become fully exercisable on the second (2nd) anniversary of the date on which each such Subsequent Option was granted. Options shall continue to be exercisable until the first to occur of (i) the tenth (10th) anniversary of the date of grant, (ii) the removal for cause of the Independent Director as a Director of the Company, or (iii) three (3) months following the date the Independent Director ceases to be a Director of the Company for any reason, except death or disability. Notwithstanding the foregoing, Options granted under this Plan shall continue to be exercisable in the case of death or disability for a period of one (1) year after death or the disabling event, provided that the death or disabling event occurs while the person is an Independent Director and prior to his or her removal for cause, resignation or ceasing to be a Director of the Company for any other reason and the Option is otherwise exercisable on the date of the death or disabling event; provided, however, if the Option is exercised within the first six (6) months after it becomes exercisable, any Shares issued pursuant to such exercise may not be sold until the six (6) month anniversary of the date the Option became exercisable. An Independent Director is removed "for cause" for gross negligence or willful misconduct in the execution of his duties; or for conviction of, or entry of a plea of guilty or nolo contendere to, any felony or any act of fraud, embezzlement, misappropriation, or a crime involving moral turpitude.


         (d) Notwithstanding any other terms or provisions herein to the contrary, no Option may be exercised if, in the opinion of the Company's counsel, such exercise would jeopardize the Company's status as a real estate investment trust under the Code or result in a violation of any of the stock ownership and transfer restrictions imposed under the Articles of Incorporation.


                                   ARTICLE III
                                  MISCELLANEOUS

         3.1 NON-TRANSFERABILITY. No Option awarded under the Plan shall be transferable by the Independent Director otherwise than by will or, if the Independent Director dies intestate, by the laws of descent and distribution. All Options exercised during the Independent Director's lifetime shall be exercised only by the Independent Director or his legal representative. Any transfer contrary to this Section 3.1 will nullify the Option. Notwithstanding any other provisions of this Plan, Options granted under this Plan shall continue to be exercisable in the case of death or disability for a period of one (1) year after death or the disabling event, provided that the death or disabling event occurs while the person is an Independent Director and prior to his or her removal for cause, resignation or ceasing to be an Independent Director for any other reason and the Option is exercisable on the date of the Independent Director's death or disabling event; provided, however if the Option is exercised within the first six (6) months after it becomes exercisable, any Shares issued on such exercise may not be sold until the six (6) month anniversary of the date of the grant of the Option.

         3.2 ADJUSTMENT UPON CERTAIN CHANGES. (a) If the Company's outstanding Shares are (i) increased, decreased, or (ii) changed into, or exchanged for, a different number or kind of shares or securities of the Company, through a reorganization or merger in which the Company is the surviving entity, or through a combination, recapitalization, reclassification, stock split, stock dividend, stock consolidation or otherwise,




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 an appropriate adjustment shall be made in the number and kind of Shares that may be issued pursuant to an Option and in the minimum number of Shares that must be issued and outstanding prior to the issuance of the Initial Options pursuant to Section 2.1(a)(iii). A corresponding adjustment to the consideration payable with respect to all Options granted prior to any such change shall also be made.

         (b) Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon sale of all or substantially all of the Company's property, the Plan shall terminate, and any outstanding Options shall terminate and be forfeited. However, holders of Options may exercise any Options that are otherwise exercisable immediately prior to the dissolution, liquidation, consolidation or merger.

         Notwithstanding the foregoing, the Board of Directors may provide in writing in connection with, or in contemplation of, any such transaction for any or all of the following alternatives (separately or in combinations): (i) for the assumption by the successor corporation of the Options theretofore granted or the substitution by such corporation for such Options of awards covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (ii) for the continuance of the Plan by such successor corporation in which event the Plan and the Options shall continue in the manner and under the terms so provided; or (iii) for the payment in cash or Shares in lieu of and in complete satisfaction of such Options.


         3.3 AMENDMENT, SUSPENSION AND TERMINATION OF PLAN. The Board of Directors may suspend or terminate the Plan or any portion thereof at any time and may amend it from time to time in such respects as the Board of Directors may deem advisable in order that any Options thereunder shall conform to or otherwise reflect any change in applicable laws or regulations, or to permit the Company or the Independent Directors to enjoy the benefits of any change in applicable laws or regulations, or in any other respect the Board of Directors may deem to be in the best interests of the Company; provided, however, stockholder approval (to the extent required by law, or any agreement or the rules of any stock exchange upon which the Shares may be listed or of any national market system on which Shares may be traded) shall be obtained for any amendment to the Plan which (a) materially increase the number of Shares which may be issued under the Plan (except for adjustments made pursuant to Section 3.2); (b) materially modify the requirements as to eligibility for participation in the Plan; (c) materially increase the benefits accruing to Independent Directors under the Plan; or (d) extend the termination date of the Plan. No such amendment, suspension or termination shall: (x) impair the rights of Independent Directors affected thereby; (y) make any change that would disqualify the Plan, or any other plan of the Company intended to be so qualified, from the exemption provided by Rule 16b-3; or (z) jeopardize the status of the Company as a real estate investment trust under the Code.


         3.4 TAX WITHHOLDING. (a) The Company shall have the power to withhold, or require an Independent Director to remit to the Company, an amount sufficient to satisfy any withholding or other tax due from the Company with respect to any amount payable and/or Shares issuable under the Plan, and the Company may defer such payment or issuance unless indemnified to its satisfaction.

         (b) Subject to the consent of the Board of Directors of the Company, due to the exercise of an Option, an Independent Director may make an irrevocable election (an "Election") to: (a) have Shares otherwise issuable hereunder withheld; or (b) tender back to the Company Shares received; or (c) deliver back to the Company previously acquired Shares of the Company having a Fair Market Value sufficient to satisfy all or part of the Independent Director's estimated tax obligations associated with the transaction. Such Election must be made by an Independent Director prior to the date on which the relevant tax obligation arises. The Board of Directors of the Company may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Option under this Plan that the right to make Elections shall not apply to such Option.





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         3.5 DEFINITION OF FAIR MARKET VALUE. "Fair Market Value" on any date shall mean the average of the Closing Price (as defined below) per Share for the five (5) consecutive Trading Days (as defined below) ending on such date. The "Closing Price" on any date shall mean the last sale price, regular way (as defined below), or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the Shares are listed or admitted to trading or, if the Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by The NASDAQ Stock Market, Inc. ("NASDAQ") or, if NASDAQ is no longer in use, the principal automated quotation system that may then be in use or, if the Shares are not quoted by any such organization, the average of the closing bid and asked prices as selected by the Board or, if there is no professional market-maker authorized to make a market in the Shares, the average of the last ten (10) sales pursuant to the IPO if the IPO has not concluded, or, if the IPO has concluded, the average of the last ten (10) purchases by the Company pursuant to its Share Repurchase Program ("SRP"), then the average of such lesser number of purchases, or, if the SRP is not then in existence, the price at which the Company is then offering Shares to the public if the Company is then engaged in a public offering of Shares, or if the Company is not then offering Shares to the public, the price per share at which a Stockholder may purchase Shares pursuant to the Company's Distribution Reinvestment Program (the "DRP") if such DRP is then in existence, or if the DRP is not then in existence, the fair market value of a Share as determined by the Company, in its sole discretion. "Trading Day" shall mean a day on which the principal national securities exchange or national automated quotation system on which the Shares are listed or admitted to trading is open for the transaction of business or, if the Shares are not listed or admitted to trading on any national securities exchange or national automated quotation system, shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of Delaware are authorized or obligated by law or executive order to close.

         The term "regular way" means a trade that is effected in a recognized securities market for clearance and settlement pursuant to the rules and procedures of the National Securities Clearing Corporation, as opposed to a trade effected "ex-clearing" for same day or next day settlement.

         3.6 PLAN NOT EXCLUSIVE. The adoption of the Plan shall not preclude the adoption by appropriate means of any other stock option or other incentive plan for Independent Directors or other Directors of the Company.

         3.7 LISTING, REGISTRATION AND LEGAL COMPLIANCE. Each Option shall be subject to the requirement that if at any time counsel to the Company shall determine that the listing, registration or qualification thereof or of any Shares or other property subject thereto upon any securities exchange or under any foreign, federal or state securities or other law or regulation, or the consent or approval of any governmental body or the taking of any other action to comply with or otherwise, with respect to any such law or regulation, is necessary or desirable as a condition to or in connection with the award of such Option or the issue, delivery or purchase of Shares or other property thereunder, no such Option may be exercised unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained free of any conditions not acceptable to the Company, and the holder of the award will supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in effecting or obtaining such listing, registration, qualification, consent, approval or other action. The Company may at any time impose any limitations upon the exercise, delivery or payment of any Option which, in the opinion of the Board of Directors of the Company, are necessary or desirable in order to cause the Plan or any other plan of the Company to comply with Rule 16b-3. If the Company, as part of an offering of securities or otherwise, finds it desirable because of foreign, federal or state legal or regulatory requirements to reduce the period during which Options may be exercised, the Board of Directors of the Company may, without the holders' consent, so reduce such period on not less than 15 days written notice to the holders thereof.

         3.8 RIGHTS OF INDEPENDENT DIRECTORS. Nothing in the Plan shall confer upon any Independent Director any right to serve as an Independent Director for any period of time or to continue serving at his present or any other rate of compensation.



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         3.9 NO OBLIGATION TO EXERCISE OPTION. The granting of an Option shall impose no obligation upon the Independent Director to exercise such Option.

         3.10 REQUIREMENTS OF LAW; GOVERNING LAW. The granting of Options under this Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware. The provisions of this Plan shall be interpreted so as to comply with the conditions or requirements of Rule 16b-3, unless a contrary interpretation of any such provision is otherwise required by applicable law.

         IN WITNESS WHEREOF, this Independent Director Stock Option Plan was adopted by the Board of Directors of the Company and approved by the sole shareholder of the Company effective as of April____, 2004.





By:
     -----------------------

Name: Dennis P. Sweenor

Title: President




By:
     -------------------------

Name: William T. Frattalone

Title: Executive Vice-President





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